EXHIBIT 32.1

CERTIFICATION OF

THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Zomedica Corp. (the “Company”) for the three months ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Larry Heaton, Chief Executive Officer of the Company, and Michael Zuehlke, Vice President of Finance and Corporate Controller of the Company, hereby certify, to the knowledge of the undersigned, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2024

/s/ Larry Heaton
Larry Heaton
Chief Executive Officer
(Principal Executive Officer)

Date: November 7, 2024

/s/ Michael Zuehlke
Michael Zuehlke
Vice President of Finance and Corporate Controller
(Principal Financial and Accounting Officer)

This Certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Report, irrespective of any general incorporation language contained in such filing.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.